Subsequent events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent events
Subsequent Events

a)
In July 2018, Brookfield, through an affiliate, exercised its option to acquire an additional 2% of ownership interests in the Partnership's general partner from an affiliate of Teekay Corporation in exchange for 1.0 million warrants, with each warrant exercisable for one common unit of the Partnership. After exercising this option, Brookfield holds a 51% of the general partner interest and has the right to appoint a majority of the members of the Partnership's general partner's board of directors (the Board). Teekay Corporation will continue to have the right to appoint two members of the Board so long as it owns at least 10% of the Partnership’s outstanding common units. Brookfield has informed the Partnership that no changes to the Board composition are planned at this time.

Brookfield’s exercise of this option represented a change of control event with respect to (1) the Partnership’s $300.0 million five-year senior unsecured bonds that mature in July 2019, which entitled each holder of such bonds to require the Partnership to repurchase any or all of the bonds held by such holder for a price equal to 101% of the principal amount of such repurchased bonds plus any accrued and unpaid interest, and (2) the Partnership’s NOK 1,000 million senior unsecured bonds that mature in January 2019, which entitled each holder of such bonds to require the Partnership to repurchase the bonds held by such holder for a price equal to 100% of the principal amount of such repurchased bonds plus accrued and unpaid interest.

b)
In July 2018, the Partnership issued, in a U.S. private placement, a total of $700.0 million of five-year senior unsecured notes that mature in July 2023. Brookfield purchased $500.0 million of these notes. The interest payments on the notes are fixed at a rate 8.50%. The notes contain certain incurrence-based covenants. In July 2018, the Partnership used a portion of the net proceeds from the issuance to fund the repurchase of $225.2 million of the existing $300.0 million 5-year senior unsecured bonds (see note 6) and NOK 910 million of the existing NOK 1,000 million senior unsecured bonds and a portion of its associated cross currency swap (see notes 6 and 8), and to repay at par the outstanding $200.0 million Brookfield Promissory Note (see note 7e) along with an associated $12.0 million early termination fee.

c)
In July 2018, the Partnership entered into shipbuilding contracts with Samsung Heavy Industries Co. Ltd., to construct two Aframax Dynamic Positioning (or DP) 2 shuttle tanker newbuildings, for an estimated aggregate fully built-up cost of $263 million. These newbuildings will be constructed based on the Partnership's New Shuttle Spirit design which incorporates technologies intended to increase fuel efficiency and reduce emissions, including LNG propulsion technology. Upon delivery in late-2020 through early-2021, these vessels will join the Partnership's CoA portfolio in the North Sea.